                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                        STRALEM FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                               STRALEM FUND, INC.
                                405 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 9, 1997

To the Stockholders of
    STRALEM FUND, INC.:

    The Annual Meeting of Stockholders of Stralem Fund, Inc., a Delaware corporation, will be held at 405 Park Avenue, Fourteenth Floor, New York, N.Y. on April 9, 1997 at 11:30 A.M., local time, for the following purposes:

        (1) To elect three Directors of the Fund;

        (2) To amend the Fund's investment restrictions to allow the purchase of options on securities traded over the counter where the Fund has previously entered into a short sale in connection with such security;

        (3) To ratify or reject the selection by the Board of Directors of Richard A. Eisner & Company as independent accountants for the Fund; and

        (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on February 28, 1997 as the record date for determination of the stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors

                                          Hirschel B. Abelson
                                            Secretary

March 17, 1997

    Stockholders who do not expect to attend in person are requested to fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                                     PRELIMINARY PROXY STATEMENT
                                                       -------------------------

                               STRALEM FUND, INC.
                                405 PARK AVENUE
                            NEW YORK, NEW YORK 10022

                        -------------------------------

                         P R O X Y    S T A T E M E N T
                        -------------------------------

    The company proxy is solicited by the Board of Directors of Stralem Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders to be held on April 9, 1997, and is being mailed, together with this Proxy Statement, to the Fund's stockholders on or about March 17, 1997. A stockholder giving a proxy may revoke it at any time prior to its exercise by written notice to the Secretary of the Fund, which notice may take the form of a later dated proxy. A stockholder attending the meeting may vote in person whether or not he has previously filed a proxy, and his vote at the meeting shall revoke all prior proxies.

    It is expected that solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Fund and Stralem & Company Incorporated, Investment Advisor to the Fund, at nominal cost. The cost of solicitation will be borne by the Fund.

    All shares represented by the proxy, if properly executed and received in time for the meeting, will be voted in the manner specified therein. If not otherwise specified, the shares will be voted for Items 1, 2 and 3 of the attached Notice of Annual Meeting.

    The Fund has only one class of capital stock and each of the 3,048,470 shares outstanding on the record date, February 28, 1997, will be entitled to one vote. To the knowledge of the Fund, as of February 28, 1997, except as set forth under "Security Ownership of Certain Beneficial Owners" below, no person owned beneficially more than 5% of the outstanding shares of the Fund.

    An affirmative vote of a plurality of one-third of the outstanding voting securities of the Fund is necessary for the election of directors. An affirmative vote of the lesser of (i) 67% or more of the shares present or by proxy (if more than one-half of the outstanding shares are present at the Annual Meeting) or (ii) more than one half of the outstanding shares of the Fund is necessary for the approval of the proposal to amend the Fund's investment restrictions to allow the purchase options on securities traded over-the-counter in certain limited circumstances.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    At the meeting three directors are to be elected, each director to hold office until the next annual meeting and their respective successors are elected and qualify. In December 1996, William A. Hertan, a director of the Fund since 1974, died. The Board has not yet selected a replacement for Mr. Hertan's seat on the Board, but intends to fill such vacancy as soon as practicable. The persons named in the proxy, who have been designated by the management, intend unless otherwise instructed to vote for the election to the Board of Directors of the persons named below, all of whom were elected at the last annual meeting of the Fund's stockholders. The Board of Directors has an audit committee consisting of Messrs. Hertan, Perlman and Ruff which met once in 1996. The Board of Directors has no standing committees performing the functions of a nominating or compensation committee. There were five meetings of the Board of Directors in 1996. Each director standing for re-election attended at least 75% of the meetings. Certain information concerning such nominees follows:

                                                                                  CURRENT PRINCIPAL
NAME, POSITION HELD IN                                                        OCCUPATION AND PRINCIPAL
  THE FUND/AGE                                   DIRECTOR SINCE                DURING PAST FIVE YEARS
---------------------------------------------  -------------------  ---------------------------------------------
Philippe E. Baumann(1)                         April 20, 1972       Mr. Baumann has been a Director and
  Director and President/66                                         Vice-President of Stralem & Company
                                                                    Incorporated since 1970. Since June 1, 1973,
                                                                    he has been its Executive Vice-President.
Kenneth D. Pearlman                            February 6, 1974     Mr. Pearlman has been Managing Director of
  Director/66                                                       Evans Partnership, an investment partnership,
                                                                    since 1992.
Jean Paul Ruff                                 April 23, 1980       Mr. Ruff has been President of Hawley Fuel
  Director/62                                                       Corporation since 1976 and Chairman since
                                                                    1980.

------------------------

(1) Interested person as defined in the Investment Company Act of 1940, as amended, by reason of his relationship as a director and officer.

    Each of the nominees has consented to being named in this proxy statement and to serve if elected. None of the nominees is expected to become unavailable for election. However, should this occur, the proxy confers discretionary power to vote in favor of a substitute nominee or nominees, and it is the intention of the persons named in the proxy to vote for such other person or persons as the management may recommend.

    The Fund pays each director of the Fund who is not an employee of Stralem & Company Incorporated, a director's fee of $200 for each meeting attended in 1996, subject to a maximum of $1,200 a year, and reimburses them for their out-of-pocket expenses incurred on Fund business. In 1996 the Fund paid an aggregate of $2,800 in director's fees, as follows: Jean Paul Ruff, $800; William A. Hertan, $1,000; and Kenneth D. Pearlman, $1,000. No directors' out-of-pocket expenses were claimed or reimbursed.

                PROPOSAL 2: AMENDMENT OF INVESTMENT RESTRICTIONS

    The Fund is permitted to engage in short sales of securities, subject to the limitation that, at the time of any such sale, it owns not less than the amount of such security sold short and or other securities convertible or exchangeable into such amount. (A short sale is a sale of securities not owned at the time of sale anticipating the price to fall and the securities to be repurchased at a profit. A person selling short borrows the equivalent securities to be delivered to the buyer and eventually buys the securities to return to the buyer. In the case of the type of short sales made by the Fund (referred to as a "short sale against the box"), the Fund already owns the stock being sold, but keeps possession of it, and therefore has to borrow the equivalent stock to deliver to the purchaser.)

    In certain instances, the Fund may engage in a short sale with respect to an option on securities. (Options may be either put options or call options, which are respectively, the right to buy or sell a security at a specific price expiring at a certain time.) Assuming that the option has not expired, the Fund will eventually be required to purchase the option to return to the buyer and close out the short sale.

    On very limited occasions, the Fund may deem it advisable to engage in short sales of options traded in the over-the-counter market (as opposed to a security listed on a major stock exchange). The Fund's Investment Restriction Number 10 states, in part, that the Fund will not purchase options traded over the counter. This restriction was adopted before the dramatic improvement in the composition and quality of securities traded in certain segments of the over-the-counter market, particularly the National Market of the Nasdaq Stock Market, and was intended to reduce the Fund's ability to engage in higher risk transactions associated with the over-the-counter market. Because of this restriction, however, in situations where the Fund has previously entered into a short sale with respect to an option, the Fund would not be permitted to repurchase the option to close out the short sale. Therefore, the Fund is seeking shareholder approval to amend the Fund's investment restrictions to permit the Fund to purchase call options on securities traded in the over-the-counter market, but only in circumstances where the Fund has previously engaged in a short sale with respect to such security and the purchase of the security is necessary to complete the short sale.

    Therefore, if approved, the pertinent portion of investment restriction Number 10 as amended will read as follows:

       "The Fund will not purchase options on securities traded over-the-counter, provided, however, that the Fund shall be permitted to purchase call options on securities traded over-the-counter to complete a short sale with respect to such securities previously entered into by the Fund."

    The Fund expects to engage in the short sales of options described above on a very occasional basis and only in investment situations which otherwise meet the Fund's investment criteria and prudent standards of investment. Accordingly, management of the Fund does not believe that the amendment to the Fund's investment restrictions will materially alter the Fund's investment risks.

    The Board of Directors of the Fund has unanimously approved the foregoing amendment to the Fund's investment restrictions and recommends that the shareholders of the Fund vote in favor of this proposal.

                              PROPOSAL 3: AUDITORS

    Pursuant to the Investment Company Act of 1940, a majority of those members of the Board of Directors of the Fund who are not interested persons of the Fund has selected Richard A. Eisner & Company, 575 Madison Avenue, New York, N.Y. 10022, as accountants for the Fund with respect to its 1997 fiscal year and recommended that such selection be ratified. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as auditors. The Board of Directors of the Fund has an audit committee as described above.

    Representatives of Richard A. Eisner & Company will be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

              AFFILIATION OF OFFICERS AND CERTAIN DIRECTORS OF THE
                        FUND WITH THE INVESTMENT ADVISOR

    There are certain personnel affiliations between the Fund and the Investment Advisor. Philippe E. Baumann, the President and a director of the Fund, is the Executive Vice-President and a director of the Investment Advisor. Hirschel Abelson, the Secretary and Treasurer of the Fund is also the President of Stralem & Company Incorporated. Michael T. Rubin, Vice-President of the Fund, is also an Assistant Vice-President and Assistant Secretary of the Investment Advisor.

    The names and principal occupations of the officers and directors of the Investment Advisor are:

               NAME AND TITLE                                         PRINCIPAL OCCUPATION
---------------------------------------------  -------------------------------------------------------------------

Hirschel B. Abelson,(1,2) President            President of Stralem & Company Incorporated

Philippe E. Baumann,(1,2) Director             Executive Vice President of Stralem & Company Incorporated
Executive Vice-President

M. Joel Unger,(1,2) Director and               Vice President of Stralem & Company Incorporated
Vice President

Irene Bergman,1 Assistant Vice-                Assistant Vice-President of Stralem & Company Incorporated
President

Michael T. Rubin,1 Assistant Vice              Assistant Vice-President and Assistant Secretary of Stralem &
President and Assistant Secretary              Company Incorporated

------------------------

(1) Except for Mr. Unger the address of each of the foregoing is 405 Park Avenue, New York, New York 10022. Mr. Unger's Address is 1650 Yeates Street, Denver, Colorado 80203.

(2) Messrs. Hirschel B. Abelson, Philippe E. Baumann and M. Joel Unger each own 33.3% of the outstanding voting Common Shares of the Investment Advisor and, together, control the Investment Advisor. Messrs. Abselson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting Common Shares of the Investment Advisor.

                               EXECUTIVE OFFICERS

    The following table identifies the current executive officers of the Fund:

                                             IN CURRENT                        CURRENT POSITION WITH THE
NAME                          AGE          POSITION SINCE                     FUND AND PAST POSITIONS HELD
------------------------      ---      ----------------------  ----------------------------------------------------------

Philippe E. Baumann               66   June 20, 1973           President; Vice President from March 17, 1972 to June 20,
                                                                 1973

Michael T. Rubin                  56   October 31, 1974        Vice President since October 31, 1974

Hirschel B. Abelson               63   December 12, 1989       Treasurer and Secretary

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following persons own more than five (5%) percent of the sole class of the capital stock of the Fund as of February 28, 1997:

          NAME OF BENEFICIAL                     ADDRESS                    AMOUNT AND NATURE OF
                OWNER                    BENEFICIAL OWNERSHIP(1)                  OF CLASS                   PERCENT
--------------------------------------  -------------------------  --------------------------------------  -----------
Stralem Employees'                                                 486,984 shares                               15.97%
Profit Sharing                          405 Park Avenue
  Trust...............................  New York, NY 10022

Gunther & Co.--                         4 World Trade Center       418,828 shares(2)                            13.74%
Swiss Bank............................  New York, NY 10008
All officers and                                                   439,878 shares(3)                            14.43%
directors of the
  Fund as a group.....................

------------------------

(1)  Unless otherwise indicated, all ownership is record and beneficial.

(2)  Record only.

(3) Does not include an aggregate of 157,488 shares beneficially owned by wives or children of certain of such officers and directors, as to which shares said officers and directories disclaim any beneficial interest. See table under "Security Ownership of Management" below for further information.

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth the ownership of the sole class of the capital stock of the Fund by all directors and nominees, and by the directors and officers of the Fund as a group, as of February 28, 1997:

                                                                           AMOUNT AND NATURE OF
                                                                                BENEFICIAL
NAME                                                                            OWNERSHIP*       PERCENT OF CLASS
-------------------------------------------------------------------------  --------------------  -----------------
Philippe E. Baumann......................................................     123,872 shares(1)           4.06%
Kenneth D. Pearlman......................................................           326 shares             .01%
Jean Paul Ruff...........................................................       1,322 shares(2)            .04%
All Officers and Directors
  of the Fund as a Group.................................................     439,878 shares(3)          14.43%

------------------------

*   Unless otherwise indicated, all ownership is record and beneficial.

(1) Does not include 102,500 shares in the aggregate owned by two children of Mr. Baumann, and 12,988 shares owned by his wife, but includes 119,920 shares owned beneficially by Mr. Baumann through his interest in Stralem Employees' Profit Sharing Trust and 3,952 shares held directly.

(2) Does not include 26,116 shares owned in the aggregate by two children of Mr. Ruff and 13,058 shares held by Mr. Ruff's wife in custody for his daughter, of which shares be disclaims beneficial ownership.

(3) Does not include 157,488 shares beneficially owned by wives or children of certain of such officers and directors, as to which shares said officers and directors disclaim any beneficial interest.

                             STOCKHOLDER PROPOSALS

    A proposal submitted by a stockholder for action at the Fund's annual meeting in 1998 must be received at the Fund's principal executive office in New York, New York no later than December 31, 1997 in order to be included in the Fund's proxy statement for that meeting.

                                  OTHER ACTION

    The management knows of no business which will be presented for action at the meeting other than Items 1, 2 and 3 of the attached Notice of Annual Meeting.

    If any other matters do properly come before the meeting, it is intended that the proxy shall be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the proxy.

                                     PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

STRALEM FUND, INC.                       The undersigned hereby appoints Philippe E. Baumann and Michael T. Rubin as
405 PARK AVENUE                          Proxies, each with the power to appoint his substitute, and hereby authorizes
NEW YORK, NEW YORK 10022                 them to represent and to vote, as designated below, all the shares of common stock of Stralem Fund, Inc. held of record by the undersigned on February 28,
                                         1997, at the annual meeting of shareholders to be held on April 9, 1997 or any adjournment thereof.

1.  ELECTION OF DIRECTORS                                    WITHOLD AUTHORITY
FOR all nominees listed below                                to vote for all nominees listed below / /
(except as marked to the contrary below) / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

            Philippe E. Baumann, Kenneth D. Pearlman, Jean Paul Ruff

2. PROPOSAL TO AMEND FUND'S INVESTMENT RESTRICTIONS TO ALLOW THE PURCHASE OF SECURITIES TRADED OVER-THE-COUNTER WHERE THE FUND HAS PREVIOUSLY ENTERED INTO A SHORT SALE IN CONNECTION WITH SUCH SECURITY.

FOR / /                                AGAINST / /               ABSTAIN / /

3. PROPOSAL TO APPROVE THE APPOINTMENT OF RICHARD A. EISNER & COMPANY as the independent public accountants of the corporation.

FOR / /                                AGAINST / /               ABSTAIN / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                          (CONTINUED ON REVERSE SIDE)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDESIGNED STOCKHOLDER.

    If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

Dated ------------------------------------, 1997

------------------------------------------------

------------------------------------------------
                    Signature
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

------------------------------------------------
Signature if held jointly